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                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT C

                     ML LIFE INSURANCE COMPANY OF NEW YORK
               ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C

                       SUPPLEMENT DATED NOVEMBER 19, 2004
                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2004
                                      FOR
                        MERRILL LYNCH CONSULTS ANNUITY(SM)

This supplement updates the Prospectuses for the Merrill Lynch Consults Annuity(SM) (the "Consults Annuity") issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York. Please retain this supplement with your Consults Annuity Prospectus for your reference.

The subaccount investing in the Roszel/Seneca Mid Cap Growth Portfolio of the MLIG Variable Insurance Trust (the "MLIG Trust") has been closed to allocations of premiums and contract value for Consults Annuity Contracts issued on or after November 19, 2004.

At present, the following three subaccounts are closed to allocations of premiums and contract value for Consults Annuity Contracts issued on or after the following dates:

                                                      Closed For Consults Annuity
Subaccount:                                           Contracts Issued On or After:
-----------                                           -----------------------------
Roszel/Seneca Mid Cap Growth                            November 19, 2004
Roszel/MLIM Relative Value                              March 16, 2004
Roszel/Valenzuela Mid Cap Value                         February 3, 2004

For each of these subaccounts, if you purchased your Consults Annuity Contract before the noted date, you may continue to allocate premiums and transfer contract value to the respective subaccount. If you purchased your Consults Annuity Contract after the noted date, you may not allocate premiums or transfer contract value to that subaccount. We will keep you informed of any change in the status of these subaccounts.

The subadvisers for these subaccounts were placed "on hold" in the Merrill Lynch Consults managed brokerage account program (the "Consults Program"). We seek to make available under the Consults Annuity Contract subaccounts that invest in portfolios of the MLIG Trust that are subadvised by investment managers that are part of the Consults Program. Therefore, in order to keep the investment options under the Consults Annuity aligned with the Consults Program, the Company may stop making a subaccount available as an investment option under the Consults Annuity Contract if it invests in a portfolio of the MLIG Trust whose subadviser is placed "on hold" within the Consults Program. Subadvisers may be placed on hold for a variety of reasons including changes in key personnel, changes in investment process, performance, or
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other factors. During any period that a subadviser is "on hold," its investment team, process, and performance are being evaluated.

                                    *  *  *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 (for Consults Annuity Contracts issued by Merrill Lynch Life Insurance Company) or (800) 333-6524 (for Consults Annuity Contracts issued by ML Life Insurance Company of New York), or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.